               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934





                             February 12, 1998
               ------------------------------------------------
               Date of Report (Date of earliest event reported)




                            Empire of Carolina, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




                 Delaware                1-7909          13-2999480
----------------------------   -------------------    --------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)



       5150 Linton Boulevard, 5th Floor,  Delray Beach, Florida 33484
       --------------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)



                                (561) 498-4000
                        --------------------------------
                        (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS.

     On February 12, 1998, Empire of Carolina, Inc. issued the press release attached hereto as Exhibit 99, which press release is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit
Number        Description
---------     ----------------------------------------------------------
99            Press Release, dated February 12, 1998


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EMPIRE OF CAROLINA, INC.



                             By /s/ Lawrence Geller
                                ------------------------
                             Name:   Lawrence Geller
                             Title:  Vice President
                                       & General Counsel


Date: February 24, 1998

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                                 EXHIBIT INDEX


Exhibit
Number              Description
---------           -----------------------------------------
99                  Press Release, dated February 12, 1998